Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.7100%


Excess Protection Level
   3 Month Average   5.40%
     January, 1997   4.29%
     December, 1996   5.82%
     November, 1996   6.12%



Cash Yield                                              18.04%


Investor Charge Offs                                     4.78%


Base Rate                                                8.97%


Over 35 Day Delinquency                                  4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,518,124,839.86